         SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (this
"AGREEMENT"), dated as of May 17, 1999, among Premier Laser Systems Inc., a California corporation (the "COMPANY"), and the investors signatory hereto (each such investor is a "PURCHASER" and all such investors are, collectively, the "PURCHASERS").

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company an aggregate principal amount of $4,000,000 of the Company's 6% Secured Convertible Debentures, due three (3) years from the date of issuance, which shall be in the form of EXHIBIT A (the "DEBENTURES") and which are convertible into shares of the Company's Class A Common Stock, no par value per share (the "COMMON STOCK").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Purchasers agree as follows:


                                    ARTICLE I
                                PURCHASE AND SALE

         1.1 THE CLOSING.

             (a) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase from the Company the Debentures for an aggregate purchase price of $4,000,000. The closing of the purchase and sale of the Debentures (the "CLOSING") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("ROBINSON SILVERMAN"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "CLOSING DATE."

             (b) Prior to the Closing Date, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to Robinson Silverman for the benefit of the Purchasers in accordance with the Escrow Agreement, dated as of the date hereof, by and among the Company, the Purchasers and Robinson Silverman in the form of EXHIBIT F (the "ROBINSON SILVERMAN ESCROW AGREEMENT"), (1) the Debentures in the aggregate principal amount indicated below each Purchaser's name on the signature page to this Agreement, registered in the name of each such Purchaser, (2) two Common Stock purchase warrants, each in the form of EXHIBIT D, registered in the name of the appropriate Purchasers, pursuant to which the Purchasers shall have the right at any time and from time to time thereafter through the fifth anniversary of the Closing Date to acquire an aggregate of 60,000 shares of Common Stock, at an exercise price per share (subject to adjustment as provided therein) equal to 120% of the average of the Per Share Market Values for the five (5) days immediately preceding the Closing Date (collectively, the "WARRANTS"), (3) the legal opinion of Rutan & Tucker, LLP, outside counsel to the Company (the "ESCROW AGENT"), in the form of EXHIBIT C, and (4) all other documents, instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement, including (A) an executed Registration Rights Agreement, dated the date hereof, by and among the Company and the Purchasers, in the form of EXHIBIT B (the "REGISTRATION RIGHTS AGREEMENT"), (B) an executed Security Agreement, dated the date hereof, by and among the Company and the Purchasers, in the form of EXHIBIT

F (the "SECURITY AGREEMENT"), (C) an executed Intellectual Property Security Agreement, dated the date hereof, by and among the Company and the Purchasers, in the form of EXHIBIT G (the "IP SECURITY AGREEMENT"), (D) an executed Escrow Agreement, dated the date hereof, by and among the Company, the Purchasers and the Escrow Agent, in form acceptable to the parties hereto (the "ESCROW AGREEMENT"), (E) the Irrevocable Transfer Agent Instructions, in the form of EXHIBIT E, delivered to and acknowledged by the Company's transfer agent (the "TRANSFER AGENT INSTRUCTIONS"), and (F) an executed Robinson Silverman Escrow Agreement; and (B) each Purchaser shall deliver (1) to Robinson Silverman, for delivery in accordance with the Robinson Silverman Escrow Agreement, one half (1/2) of the purchase price for the Debentures indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, (2) to the Escrow Agent, one half (1/2) of the purchase price for the Debentures indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Escrow Agent for such purpose, and (3) to Robinson Silverman, for delivery in accordance with the Robinson Silverman Escrow Agreement, all documents, instruments and writings required to have been delivered at or prior to the Closing Date by such Purchaser pursuant to this Agreement, including, without limitation, an executed Registration Rights Agreement, Security Agreement, IP Security Agreement and Escrow Agreement.

         1.2 CERTAIN DEFINED TERMS. For purposes of this Agreement,
"CONVERSION PRICE," "ORIGINAL ISSUE DATE" and "TRADING DAY" shall have the meanings set forth in the Debentures; "BUSINESS DAY" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the State of California are authorized or required by law or other governmental action to close.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchasers:

             (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in SCHEDULE 2.1(a) (collectively the "SUBSIDIARIES"). Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Debentures or any of this Agreement, the Registration Rights Agreement, the Warrants, the Escrow Agreement, the Robinson Silverman Escrow Agreement, the Security Agreement or the IP Security Agreement (collectively, the "TRANSACTION DOCUMENTS"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "MATERIAL ADVERSE EFFECT").

             (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents and the Debentures has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter documents.

             (c) CAPITALIZATION. The number of authorized, issued and outstanding capital stock of the Company is set forth in SCHEDULE 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Debentures and the Warrants and except as disclosed in SCHEDULE 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Documents (as defined below) or SCHEDULE 2.1(c), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")), or has the right to acquire by agreement with or by obligation binding upon the Company, in excess of 5% of the Common Stock. A "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

             (d) ISSUANCE OF THE DEBENTURES AND THE WARRANTS. The Debentures and the Warrants are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "LIENS"). The Company has on the date hereof and will, at all times while the Debentures and the Warrants are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of the Debentures and the Warrants, to enable it to perform its conversion, exercise and other obligations under this Agreement, the Debentures and the Warrants. Such number of reserved and available shares of Common Stock is not less than the sum of (i) 200% of the number of shares of Common Stock which would be issuable upon conversion in full of the Debentures, assuming such conversion occurred on the Original Issue Date for the Debentures, the Filing Date or the Effectiveness Date (each as defined in the Registration Rights Agreement), whichever yields the lowest Conversion Price, (ii) the number of shares of Common Stock issuable upon exercise of the Warrants, and (iii) the number of shares Common Stock which would be issuable upon payment of interest on the Debentures, assuming the Debentures are outstanding for three years and all interest is paid in shares of Common Stock (such number of shares of Common Stock as contemplated in clauses (i)-(iii), the "INITIAL MINIMUM"). All such authorized shares of Common Stock shall be duly reserved for issuance to the holders of the Debentures and the Warrants. The shares of Common Stock issuable upon conversion of the Debentures, as payment of interest thereon and upon exercise of the Warrants are collectively referred to herein as the "UNDERLYING SHARES." The Debentures, the Warrants and the Underlying Shares are collectively referred to herein as, the "SECURITIES." When issued in accordance with the Debentures and the Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

             (e) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and
(iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect. The sale and issuance of the Securities hereunder shall not cause any Purchaser or Purchasers to be an "Acquiring Person" under the Rights Plan (as defined in Section 3.18).

             (f) FILINGS, CONSENTS AND APPROVALS. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required pursuant to Section 3.11, (ii) the filing with the Securities and Exchange Commission (the "COMMISSION") of a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by the Purchasers (the "UNDERLYING SHARES REGISTRATION STATEMENT"), (iii) the application(s) to the Nasdaq National Market ("NASDAQ") for the listing of the Underlying Shares for trading on the NASDAQ (and with any other national securities exchange or market on which the Common Stock is then listed), (iv) applicable Blue Sky filings and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "REQUIRED APPROVALS").

             (g) LITIGATION; PROCEEDINGS. Except as specifically disclosed in
SCHEDULE 2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

             (h) NO DEFAULT OR VIOLATION. Neither the Company nor any Subsidiary
(i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in a Material Adverse Effect. The security interests granted to the Purchasers pursuant to the Security Agreement and IP Security Agreement will convey and grant to the Purchasers a first priority security interest in all of the Collateral (as such terms is defined in such agreements).

             (i) PRIVATE OFFERING. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Neither the Company nor any Person acting on its behalf has taken any action that could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act.

             (j) SEC DOCUMENTS; FINANCIAL STATEMENTS. Except as set forth in
SCHEDULE 2.1 (j) attached hereto, the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC DOCUMENTS" and, together with the Schedules to this Agreement and the Supplementary Disclosure delivered to the Purchasers prior to the date hereof, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since March 31, 1998, except as specifically disclosed in the SEC Documents, (a) there has been no event, occurrence or development that has or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock. The Company last filed audited financial statements with the Commission on August 21, 1998, and has not received any comments from the Commission in respect thereof.

             (k) INVESTMENT COMPANY. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

             (l) CERTAIN FEES. Except for certain fees payable by the Company to Wharton Capital Partners, Ltd., and its Affiliates, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, or bank with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

             (m) SOLICITATION MATERIALS. Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

             (n) FORM S-3 ELIGIBILITY. Assuming that between the date hereof and August 22, 1999 the Company (i) timely files all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, and (ii) does not default on any of its material debt obligations, the Company will, on August 22, 1999, be eligible to use Form S-3 promulgated under the Securities Act to register its securities for resale with the Commission.

             (o) EXCLUSIVITY. The Company shall not issue and sell the Debentures to any Person other than the Purchasers other than with the specific prior written consent of the Purchasers.

             (p) SENIORITY. No indebtedness of the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation, dissolution or otherwise.

             (q) LISTING AND MAINTENANCE REQUIREMENTS COMPLIANCE. Except as specified in SCHEDULE 2.1(q) hereto, the Company has not, in the two years preceding the date hereof, received notice (written or oral) from the NASDAQ or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such maintenance requirements.

             (r) PATENTS AND TRADEMARKS. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with its business, and which the failure to so have would have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). The patents and trademark specified in the IP Security Agreement are the only patent or trademark intellectual property rights (or applications therefor) held by the Company and the Subsidiaries for which applications for patents and trademarks have been made or granted in the United States (excluding, for such purposes, patents and trademarks held by Ophthalmic Imaging Systems, Inc.). To the best knowledge of the Company all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

             (s) REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as set forth on SCHEDULE 6(b) to the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. No Person, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

             (t) REGULATORY PERMITS. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

             (u) TITLE. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens granted to the Purchasers pursuant to the Security Agreement and IP Security Agreement and for other Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

             (v) DISCLOSURE. The Company confirms that it has not provided any of the Purchasers or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

             (w) OPHTHALMIC IMAGING SYSTEMS, INC. The Company owns free and clear of all Liens 2,131,758 shares of the common stock, no par value, of Ophthalmic Imaging Systems, Inc., a California corporation, representing 51% of the total issued and outstanding shares of voting stock of such entity (the "OPHTHALMIC SHARES").

         2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company as follows:

             (a) ORGANIZATION; AUTHORITY. Such Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority, to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Security Agreement and the Intellectual Property Security Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

             (b) INVESTMENT INTENT. Such Purchaser is acquiring the Securities for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any amount of time.

             (c) PURCHASER STATUS. At the time such Purchaser was offered the Debentures and the Warrant, it was, and at the date hereof it is, and at each exercise date under the Warrant, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

             (d) EXPERIENCE OF THE PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

             (e) ABILITY OF THE PURCHASER TO BEAR RISK OF INVESTMENT. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

             (f) ACCESS TO INFORMATION. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

             (g) GENERAL SOLICITATION. Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

             (h) RELIANCE. Such Purchaser understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

                  The Company acknowledges and agrees that each of the Purchasers makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Section 2.2.

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

         3.1 TRANSFER RESTRICTIONS. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

             (b) The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

             NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

             Underlying Shares shall not contain the legend set forth above nor any other legend if the conversion of Debentures, the payment of interest thereon, and exercise of the Warrants or other issuances of Underlying Shares as contemplated hereby, by the Debentures or the Warrants occurs at any time while an Underlying Shares Registration Statement is effective under the Securities Act or, in the event there is not an effective Underlying Shares Registration Statement, at such time, in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the day that the Underlying Shares Registration Statement is declared effective by the Commission. The Company agrees that, in the event any Underlying Shares are issued with a legend in accordance with this Section 3.1(b), it will, within three (3) Trading Days after request therefor by a Purchaser, provide such Purchaser with a certificate or certificates representing such Underlying Shares, free from such legend at such time as such legend would not have been required under this Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section. However, the Company may provide appropriate instructions to any transfer agent of the Company to enforce the provisions of this Section 3.1(b) when the Underlying Shares Registration Statement is not effective.

         3.2 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of the Underlying Shares upon (i) conversion of the Debentures and payment of interest thereon in accordance with the terms of the Debentures, and
(ii) exercise of the Warrants in accordance with their terms, will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon (x) conversion of the Debentures and payment of interest thereon in accordance with the terms of the Debentures, and (y) exercise of the Warrants in accordance with their terms, is unconditional and absolute, subject to the limitations set forth herein in the Debentures or pursuant to the Warrants, regardless of the effect of any such dilution.

         3.3 FURNISHING OF INFORMATION. As long as the Purchasers own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 INTEGRATION. The Company shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

         3.5 INCREASE IN AUTHORIZED SHARES. If on any date the Company would be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from (a) issuing 200% of the number of Underlying Shares as would then be issuable upon a conversion in full of the Debentures and as payment of any accrued and unpaid interest in respect thereof in shares of Common Stock, or (b) issuing the number of Underlying Shares upon exercise in full of the Warrants (the "CURRENT REQUIRED MINIMUM"), in either case, due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly (and in any case, within 30 Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's Articles of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchasers in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, conversion exercise and reservation of shares obligations as set forth in this Agreement, the Debentures and the Warrants (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments, and (y) the Current Required Minimum, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase,
(b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (c) within five (5) Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's Articles of Incorporation to evidence such increase.

         3.6 RESERVATION AND LISTING OF UNDERLYING SHARES. (a) The Company shall
(i) in the time and manner required by NASDAQ and such other exchange, market or quotation system on which the Common Stock is traded, prepare and file with the NASDAQ (and such other national securities exchange or market or trading or quotation facility) an additional shares listing application covering a number of shares of Common Stock which is not less than the Initial Minimum, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing in the NASDAQ (as well as on any such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon conversion in full of the then outstanding Debentures, as payment of interest thereon, and upon exercise of the then unexercised portion of the Warrants exceeds 85% of the number of Underlying Shares previously listed on account thereof with NASDAQ (and any such other required exchanges), then the Company shall take the necessary actions to immediately list a number of Underlying Shares as equals no less than the then Current Required Minimum.

             (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon conversion of the Debentures and for payment of interest thereupon in shares of Common Stock and upon exercise in full of the Warrants in accordance with this Agreement, the Debentures and the Warrants, respectively, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the then Current Required Minimum.

         3.7 CONVERSION AND EXERCISE PROCEDURES. The Transfer Agent Instructions, Conversion Notice (as defined in EXHIBIT A) and Form of Election to Purchase under the Warrants set forth the totality of the procedures with respect to the conversion of the Debentures and exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to convert their Debentures and exercise their Warrants as contemplated in the Debentures and the Warrants (as applicable).

         3.8 NOTICE OF BREACHES. Each of the Company and the Purchasers shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained therein to be incorrect or breached as of the Closing Date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

         3.9 CONVERSION AND EXERCISE OBLIGATIONS OF THE COMPANY. The Company shall honor conversions of the Debentures and exercises of the Warrants and shall deliver Underlying Shares in accordance with the respective terms, conditions and time periods set forth in the Debentures and the Warrants.

         3.10 RIGHT OF FIRST REFUSAL; SUBSEQUENT REGISTRATIONS. (a) The Company shall not, directly or indirectly, without the prior written consent of the Purchasers, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities (including the issuance of any debt or other instrument is at any time over life thereof convertible into or exchangeable for Common Stock or any other transaction intended to be exempt or not subject to registration under the Securities Act (a "SUBSEQUENT PLACEMENT") for a period of 180 days after the later to occur of the Effectiveness Date (as defined in the Registration Rights Agreement) and the date that the Commission first declares effective an Underlying Shares Registration Statement, except (i) the granting of options or warrants to employees, consultants, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (ii) shares of Common Stock issuable upon exercise of any currently outstanding warrants (including the Class B Warrants (as defined herein)) and upon conversion of any currently outstanding convertible securities of the Company, in each case only if such security is disclosed in SCHEDULE 2.1(c), (iii) shares of Common Stock or Common Stock Equivalents (as defined in the Debentures) permitted to be issued without giving rise to an Event of Default under Sections 3(a)(xii) or 3(a)(xiii)(a) of the Debentures, and (iv) shares of Common Stock issuable upon conversion of Debentures, as payment of interest thereon and upon exercise of the Warrants in accordance with the Debentures or the Warrants, respectively, unless (A) the Company delivers to the Purchasers a written notice (the "SUBSEQUENT PLACEMENT NOTICE") of its intention effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) the Purchasers shall not have notified the Company by 5:00 p.m. (New York City time) on the tenth (10th) Trading Day after their receipt of the Subsequent Placement Notice of their willingness to cause the Purchasers to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to notify the Company of their intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; PROVIDED, that the Company shall provide the Purchasers with a second Subsequent Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within thirty (30) Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchasers shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro rata portion of the aggregate principal amount of Debentures purchased by the Purchasers under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount in excess of the amount set forth in the Subsequent Placement Notice.

             (b) Except for (x) Underlying Shares, (y) other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered, and securities of the Company permitted pursuant to Schedule 6(b) of the Registration's Rights Agreement to be registered, in the Underlying Shares Registration Statement in accordance with the Registration Rights Agreement, and
(z) Common Stock permitted to be issued pursuant to paragraph (a)(i), (ii) and
(iv) of Section 3.10(a), the Company shall not, for a period of not less than 90 Trading Days after the date that the Underlying Shares Registration Statement is declared effective by the Commission, without the prior written consent of the Purchasers (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (ii) register for resale any securities of the Company. Any days that a Purchaser is not permitted to sell Underlying Shares under the Underlying Shares Registration Statement shall be added to such 90 Trading Day period for the purposes of (i) and (ii) above.

         3.11 CERTAIN SECURITIES LAWS DISCLOSURES; PUBLICITY. The Company shall:
(i) on the Closing Date issue a press release acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten
(10) Business Days after the Closing Date, and (iii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, no less than two (2) Business Days prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Purchasers. No such filing or disclosure may be made that mentions the Purchasers by name without the prior consent of the Purchasers. Such filings shall be subject to Section
4.11 hereof.

         3.12 TRANSFER OF INTELLECTUAL PROPERTY RIGHTS. Except in connection with the sale of all or substantially all of the assets of the Company or licensing arrangements in the ordinary course of the Company's business, the Company shall not transfer, sell or otherwise dispose of any Intellectual Property Rights, or allow any of the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and it would otherwise lapse if not renewed), without the prior written consent of the Purchasers.

         3.13 USE OF PROCEEDS. If delivered to the Company in accordance with the terms of the Robinson Silverman Escrow Agreement, the Company shall use the net proceeds from the funds delivered to it in accordance with the Robinson Silverman Escrow Agreement for working capital purposes only and not for the satisfaction of any Company debt (which, for such purposes, shall include accounts payable) in excess of $750,000 or to redeem any Company equity or equity equivalent securities or to pay in excess of $250,000 to settle any litigation or claim against the Company or any Subsidiary. In accordance with
Section 1.1(b), $2,000,000 of proceeds from the sale of the Securities shall be deposited on the Closing Date into a special segregated trust account maintained under the Company's name with the Escrow Agent for such purposes pursuant to the Escrow Agreement, and shall not be released from such account until permitted in accordance with the Escrow Agreement. Upon such release, if any, such remaining net proceeds shall only be used in the manner permitted by the first sentence of this Section and not for the satisfaction of any portion of Company debt, to redeem any Company equity or equity-equivalent securities or to pay or settle any litigation or claim against the Company or any Subsidiary.

         3.14 REIMBURSEMENT. If any Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which a Purchaser is a named party, the Company will pay such Purchaser the charges, as reasonably determined by such Purchaser, for the time of any officers or employees of such Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or entity in connection with the transactions contemplated by this Agreement.

         3.15 FORM S-3 ELIGIBILITY. The Company use its best efforts to, become eligible to register for resale its securities pursuant to Form S-3 promulgated under the Securities Act no later than August 22, 1999.

         3.16 CERTAIN TRADING RESTRICTIONS. The Purchasers will not enter into any Short Sales (as hereinafter defined) at a price below the Initial Conversion Price (as defined in the Debentures), PROVIDED, that the limitations set forth in this Section shall cease to be in effect on the date that an Underlying Shares Registration Statement is first declared effective by the Commission or if, by the Effectiveness Date, the Underlying Shares Registration Statement has not been declared effective by the Commission and, thereafter, shall resume on the date, if any, the Underlying Shares Registration Statement is declared effective by the Commission. For purposes of this Section, a "Short Sale" by a Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser. For purposes of determining whether there is an equivalent offsetting long position in Common Stock held by a Purchaser, Underlying Shares that have not yet been issued but for which the Company has received a Conversion Notice (with respect to Debentures) or Form of Election to Purchase (with respect to Warrants), as the case may be, shall be deemed held long by a Purchaser.

         3.17 CERTAIN FUTURE ACTIONS. Subject to compliance with the Transaction Documents relating thereto, the Company is expressly permitted to (i) lower the exercise price of its Class B Warrants, entitling the holders thereof to purchase an aggregate of 7,592,460 shares of Common Stock (the "CLASS B WARRANTS") and (ii) issue up to 2,250,000 shares of Common Stock in satisfaction of the litigation described in SCHEDULE 2.1(g) hereto.

         3.18 RIGHTS PLAN. The Company may not claim or enforce any claims that any Purchaser is (or that the Purchasers taken collectively are) an "Acquiring Person" under the Company's Shareholders Rights Agreement, dated as of March 1998 (or any amendment thereto) (the "RIGHTS PLAN"), by virtue of its purchase or beneficial ownership of Securities.

         3.19 CONTINUED OWNERSHIP OF THE OPHTHALMIC SHARES. So long as the security interests granted to the Purchasers under the Security Agreement and the IP Security Agreement shall be in effect the Company shall not without the prior written consent of the Purchasers pledge, sell, transfer, or assign or otherwise dispose of the Ophthalmic Shares.


                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 FEES AND EXPENSES. At the Closing the Company shall reimburse the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to Robinson Silverman (i) $25,000 for the preparation and negotiation of the Transaction Documents and (ii) $5,000 for due diligence expenses. Such sums shall be deducted from the funds deposited by the Purchasers in accordance with the Robinson Silverman Escrow Agreement and shall be retained by Robinson Silverman and deducted from the amounts, if any, to be delivered to the Company in accordance with the Robinson Silverman Escrow Agreement. Other than the amounts contemplated in the immediately preceding sentence, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

         4.2 ENTIRE AGREEMENT; AMENDMENTS. The Transaction Documents, together with the Exhibits and Schedules thereto, and the Transfer Agent Instructions contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         4.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:              Premier Laser Systems, Inc.
                                         3 Morgan
                                         Irvine, CA 92618
                                         Facsimile No.: (949) 859-5241
                                         Attn:  Chief Financial Officer

         With copies to:                 Rutan & Tucker, LLP
                                         611 Anton Boulevard, 14th floor
                                         Costa Mesa, CA 92626-1998
                                         Facsimile No.:  (714) 546-9035
                                         Attn: Thomas G. Brockington, Esq.

         If                              to a Purchaser: To the address
                                         set forth under such
                                         Purchaser's name on the
                                         signature pages hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         4.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or require ment of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         4.5 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         4.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in
Section 3.1(a), the Purchasers may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company. This provision shall not limit each Purchaser's right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

         4.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         4.8 GOVERNING LAW. The corporate laws of the State of California shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         4.9 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and conversion or exercise (as the case may be) of the Debentures and the Warrants.

         4.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         4.11 PUBLICITY. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Purchasers, or include the names of the Purchasers in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the Purchasers, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         4.12 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         4.13 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and each of the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         4.14 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and neither Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Secured Convertible Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    PREMIER LASER SYSTEMS, INC.



                                    By: /S/ COLETTE COZEAN
                                       --------------------------------
                                       Name:  Colette Cozean
                                       Title: CEO



                                    STRONG RIVER INVESTMENTS, INC.



                                    By: /S/ KENNETH L. HENDERSON
                                        -------------------------------
                                        Kenneth L. Henderson
                                        Attorney-in

                                    Address for Notice:

                                    Strong River Investments, Inc.
                                    c/o Cavallo Capital Corp.
                                    630 Fifth Avenue, Suite 2000
                                    New York, NY 10111
                                    Facsimile No.: (212) 332-3256
                                    Attn: Avi Vigder

                                    Debentures Purchase Price:        $2,000,000

                                    HERKIMER LLC



                                    By: /S/ L. FAMINGON /S/ JUDITH PATRICK
                                       -----------------------------------
                                       Name:  CTC Corporation Ltd.
                                       Title:  Director

                                    Address for Notice:

                                    c/o Citco Trustees (Cayman) Limited
                                    Commercial Centre
                                    P.O. Box 31106 SMB
                                    Grand Cayman
                                    Cayman Islands
                                    British West Indies
                                    Facsimile No.: (345) 945-7566

         with a copy to:            Southridge Capital Management LLC
                                    Executive Pavillon
                                    20 Grove Street
                                    Ridgefield, CT 06877
                                    Facsimile No.: (203) 431-8301

                                    Debentures Purchase Price:        $2,000,000


         With copies for
         communications to
         any Purchaser to:          Robinson Silverman Pearce Aronsohn &
                                             Berman LLP
                                    1290 Avenue of the Americas
                                    New York, NY  10104
                                    Facsimile No.:  (212) 541-4630
                                    Attn: Kenneth L. Henderson, Esq.
                                          Eric L. Cohen. Esq.

SCHEDULE 2.1(a) TO SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

SUBSIDIARIES
------------

1.       EyeSys - Premier Inc., a Delaware corporation.
         100% owned

2. CRS U.S.A., Inc., a California mutual benefit nonprofit corporation (Premier Laser Systems, Inc. is the sole member.)

3.       Data.Site, LLC, a California limited liability company
         (51% owned by Premier Laser Systems, Inc., now in the process of being shut down).

4. Ophthalmic Imaging Systems, a California corporation (51% owned by Premier Laser Systems, Inc.)


       Schedule 2.1(c) to Secured Convertible Debenture Purchase Agreement


                                                                                OUTSTANDING OR RESERVED
                                                                                -----------------------

1.       Class A Common Stock Outstanding (35,600,000                                    14, 961,436
         shares authorized)

2.       Class A Common Stock Reserved for class action                                    2,250,000
          settlement

3.       Class E-1 Common Stock Outstanding (2,200,000 shares                              1,257,461
         authorized)

4.       Class E-2 Common Stock Outstanding (2,200,000 shares                              1,257,461
         authorized

5.       Class B Warrants                                                                  7,591,760

6.       Other Warrants and Options(1)                                                     4,094,522

7.       Rights(2)                                                                      1 per share of
                                                                                         Common Stock

8.       Blank check Preferred Stock (8,850,000 shares                                        0(3)
         authorized)



--------

(1) Outstanding at December 31, 1998. Expire between March 2003 and March 2007, having exercise prices of from $1.00 to $11.06.

(2) Issued under Shareholder Rights Plan.

(3) Class C Preferred shares authorized under Rights Plan.

SCHEDULE 2.1(g) TO SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

LITIGATION
----------

1. PREMIER LASER SYSTEMS, INC. SECURITIES LITIGATION (including derivative claims). United States District Court, Central District of California, Master file No. SACV-98-388-AHS (EEx); and ESKELAND V. COZEAN, ET AL., Orange County, California Superior Court Case No. 797326.

2. FRONTENAC VI LIMITED PARTNERSHIP, ET AL. V. PREMIER LASER SYSTEMS, INC. United States District Court Case No. CV 98-7880 CBM (ANx). (Dispute with former shareholders of EyeSys Technologies, Inc., related to securities class action).

3. Litigation against Infrared Fiber Systems, Inc., Coherent, Inc. and Westinghouse (as described in Item 3 to Premier Laser Systems Form 10-K for the year ended March 31, 1998).

4. Premier's majority owned subsidiary, Ophthalmic Imaging Systems, Inc. is engaged in litigation in the Sacramento County, California Superior Court, brought by a former employee who alleges he was wrongfully terminated.

5. TELEPHONE REAL ESTATE EQUITY TRUST INC. V. EYESYS TECHNOLOGIES, INC., District Court of Harris County, Texas. Lessor of property formerly occupied by EyeSys Technologies, Inc. claims that EyeSys owes amounts in excess of $100,000 as a result of abandonment of leasehold premises.

6. STOTHERS V. EYESYS TECHNOLOGIES, INC., Harris County, Texas State Court, Cause No. 96- 15283.

         Plaintiff claims Defendant EyeSys Technologies, Inc. failed to protect Plaintiff, a business invitee, in that Defendant failed to exercise ordinary care to protect Plaintiff from danger either by adequately warning Plaintiff of the condition or making that condition reasonably safe.

7. BRITESMILE, INC., A UTAH CORPORATION, PLAINTIFF, V. INTERDENT, INC., A CALIFORNIA CORPORATION, PREMIER LASER SYSTEMS, INC. A CALIFORNIA CORPORATION.

         This is a patent infringement case filed 09/22/97 regarding a laser method for bleaching teeth.

8. Securities and Exchange Commission investigation into accounting practices, commenced May-June 1998.

SCHEDULE 2.1(j) TO SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

DELINQUENT REPORTS
------------------

1. Annual report on Form 10-K for the fiscal year ended March 31, 1998, due June 29, 1998, filed August 31, 1998.

2. Quarterly Report for the Quarter ended December 31, 1997, filed (amended) August 31, 1997.

SCHEDULE 2.1(q) TO SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

NOTICES RE COMPLIANCE WITH NASDAQ RULES
---------------------------------------

1. Letter from NASDAQ Stock Market dated June 23, 1998.